Exhibit 3.129

CERTIFICATE OF FORMATION

OF

COALTRADE, LLC

1. The name of the limited liability company is

COALTRADE, LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Coaltrade LLC this 2nd Day of November, 2004

/s/ Jeffery L Klinger
Jeffery L. Klinger Vice President — Legal

CERTIFICATE OF AMENDMENT

OF

COALTRADE, LLC

1. The name of the limited liability company is COALTRADE, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

CHANGE NAME FROM COALTRADE, LLC TO

COLORADO COAL RESOURCES LLC

3. This Certificate of Amendment shall be effective on November 18, 2004,

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of COALTRADE, LLC this 17th day of November, 2004.

By:	/s/ Jeffery L. Klinger
Jeffery L. Klinger Assistant Secretary

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF FORMATION OF

COLORADO COAL RESOURCES LLC

1.	The name of the limited liability company is:

Colorado Coal Resources LLC

2.	Article I of the Certificate of Formation of the limited liability company is hereby amended to read in its entirety as follows:

“The name of the limited liability company is Peabody Colorado Coal Resources, LLC”

3.	This Certificate of Amendment shall be effective immediately upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 20th day of November, 2008.

Peabody Investments Corp. its Sole Member

By:	/s/ Kenneth L. Wagner
Kenneth L. Wagner
Its: Assistant Secretary

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF FORMATION OF

PEABODY COLORADO COAL RESOURCES, LLC

1.	The name of the limited liability company is:

Peabody Colorado Coal Resources, LLC

2.	Article I of the Certificate of Formation of the limited liability company is hereby amended to read in its entirety as follows:

“The name of the limited liability company is Peabody Colorado Operations, LLC”

3.	This Certificate of Amendment shall be effective immediately upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 10th day of December, 2008.

Peabody Operations Holding, LLC its Sole Member

By:	/s/ Kenneth L. Wagner
Kenneth L. Wagner
Its:: Assistant Secretary